SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                    QAD INC.
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                                                                        QAD INC.
[QAD LOGO]                                                         6450 Via Real
                                                   Carpinteria, California 93013
                                                                    805-684-6614

                                  June 2, 1998


To Our Stockholders:

     On behalf of the Board of Directors of QAD Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Fess Parker Doubletree Resort, 633 East Cabrillo Street, Santa Barbara, California, on June 30, 1998 at 10:00 a.m. local time. A Notice of Annual Meeting, form of proxy and a proxy statement containing information about the matters to be acted upon at the Annual Meeting are enclosed.

     At this year's meeting you will be asked to elect five directors and to ratify the selection of the independent auditors. The accompanying Notice of Annual Meeting and Proxy Statement describe these proposals. We encourage you to read this information carefully.

     We urge you to attend the Annual Meeting. Your participation in the affairs of the Company is important. The Annual Meeting is an excellent opportunity for the Company's management to discuss the Company's progress with you in person.

     Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your form of proxy.

     We look forward to seeing you at the Annual Meeting.

                                            Sincerely,


                                            Karl F. Lopker
                                            Chief Executive Officer

                                   [QAD LOGO]


                                    QAD Inc.
                                  6450 Via Real
                          Carpinteria, California 93013

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 30, 1998
                        10:00 a.m. Pacific Daylight Time

To the Stockholders of QAD Inc.:

     NOTICE is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of QAD Inc., a Delaware corporation (the "Company") will be held on Tuesday, June 30, 1998 at the Fess Parker Doubletree Resort, 633 East Cabrillo Street, Santa Barbara, California, at 10:00 a.m. Pacific Daylight Time for the following purposes:

1. To elect one director to hold office until the Annual Meeting of Stockholders in the year 1999 (Class I Director), two directors to hold office until the Annual Meeting of Stockholders in the year 2000 (Class II Directors), and two directors to hold office until the Annual Meeting of Stockholders in the year 2001 (Class III Directors);

2. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the Company's 1999 fiscal year; and

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Holders of the Company's common stock, par value $.001 per share ("Common Stock") at the close of business on May 11, 1998, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting. The Company's Board of Directors urges that all stockholders of record exercise their right to vote at the meeting personally in Santa Barbara, California, or by proxy. Accordingly, we are sending you the following Proxy Statement and the enclosed proxy card.

     Whether or not you plan to attend the Annual Meeting, please specify your vote on the accompanying proxy and date, sign and return it as promptly as possible in the enclosed self-addressed, postage-paid envelope (does not apply outside US) by June 20, 1998. Under Delaware law, if you will not be in attendance in person at the Annual Meeting in Santa Barbara, California, in order to vote you must do so by proxy. Unless you do so, or are present in person in Santa Barbara, California, you will not be counted for purposes of establishing a quorum.

     Only stockholders of record on the books of the Company at the close of business on May 11, 1998 will be entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be available for inspection at the Company's offices, 6450 Via Real, Carpinteria, California 93013, for ten days prior to the Annual Meeting.

     Your  prompt  response  will be  appreciated.

                                   By  Order  of the  Board  of Directors


                                   Joseph E. Nida,
                                   Secretary
Carpinteria, California
June 2, 1998

                                    QAD Inc.
                                  6450 Via Real
                              Carpinteria, CA 93013


                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors (the "Board") of QAD Inc., a Delaware corporation (the "Company") to be used at the Annual Meeting of Stockholders (the "Annual Meeting") on Tuesday, June 30, 1998 at the Fess Parker Doubletree Resort, 633 East Cabrillo Street, Santa Barbara, California, at 10:00 a.m. Pacific Daylight Time. This Proxy Statement and the enclosed form of proxy are being sent to stockholders on or about June 2, 1998.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following items:

ITEM I: To elect five directors, one director to hold office until the Annual Meeting of Stockholders in the year 1999 (Class I director), two directors to hold office until the Annual Meeting of Stockholders in the year 2000 (Class II directors), and two directors to hold office until the Annual Meeting of Stockholders in the year 2001 (Class III directors).

ITEM II: To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the Company's 1999 fiscal year.

ITEM III: To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Annual Report to Stockholders enclosed is not to be regarded as proxy soliciting material. If you would like an additional copy, please contact the Company at 6450 Via Real, Carpinteria, California 93013, Attn: Investor Relations, telephone: (805) 566-5139.

     The Board of the Company believes that election of its director nominees and approval of Item II are in the best interests of the Company and its stockholders and recommends to the stockholders the approval of each of the nominees and of Item II.

                                     VOTING

Voting and Revocability of Proxies

     The accompanying proxy is solicited by the Company's Board of Directors (the "Board of Directors") for use at the Annual Meeting. A proxy may be revoked at any time prior to its use by: (1) delivering to the Secretary of the Company a signed notice of revocation or a later dated proxy, (2) attending the Annual Meeting and voting in person or (3) giving notice of revocation of the proxy at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy. Prior to the Annual Meeting, any written notice of revocation should be sent to QAD Inc., 6450 Via Real, Carpinteria, California 93013, Attention: Corporate Secretary. Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to the Secretary of the Company at or before the taking of the vote. A stockholder may be requested to present such documents as shall be reasonably requested for the purpose of establishing such stockholder's identity. This Proxy Statement, the accompanying proxy card and the 1998 Annual Report to Stockholders are being mailed or otherwise distributed to stockholders on or about June 2, 1998.

     The shares of common stock, par value $.001 per share ("Common Stock") represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR ratification of KPMG Peat Marwick LLP as the firm of independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for fiscal 1999. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Record Date, Voting Rights and Outstanding Shares

     The Board of Directors has fixed the close of business on May 11, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof (the "Record Date"). Only holders of record of the Company's Common Stock on the Record Date are entitled to vote at the Annual Meeting. Each holder of record of Common Stock at the close of business on the Record Date is entitled to one vote per share on each matter to be voted upon by the stockholders at the Annual Meeting. As of the Record Date, there were 29,162,674 shares of Common Stock issued and outstanding.

Quorum, Voting Requirements and Effect of Abstentions and Non-Votes

     At the Annual Meeting, inspectors of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. The holders of a majority of the total number of outstanding shares of stock that are entitled to vote at the meeting must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the Annual Meeting. The inspectors will treat properly executed proxies marked "ABSTAIN" or required to be treated as "non-votes" as present for purposes of determining whether there is a quorum at the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The five nominees for director who receive a plurality of the votes cast by the holders of the Common Stock, in person or by proxy at the Annual Meeting, will be elected. All other matters will require the approval of a majority of the votes cast by the Common Stock, in person or by proxy at the Annual Meeting. Abstentions and non-votes will have the same effect as a vote against the proposal to ratify the appointment of the independent auditors.

     The Stockholders of the Company have no dissenters' or appraisal rights in connection with either Item I or II.

     The Company has been informed that the holders of more than 60% of the shares entitled to vote intend to vote FOR the election of the directors nominated by the Board of Directors and FOR Item II. If such holders do in fact so vote their shares, the election of such directors and the approval of Item II are assured, irrespective of the votes of other stockholders. See "Security Ownership of Certain Beneficial Owners and Management Ownership-Principal Stockholders."

                              ELECTION OF DIRECTORS
                                    (ITEM I)

     Pursuant to the Company's Certificate of Incorporation, effective with the first annual meeting of stockholders when the Company shall have at least 800 stockholders of record as determined under Section 2115 of the California Corporations Code, the Board of Directors of the Company shall be divided into three classes of directors, with each class having a number of directors as nearly equal in number as possible and with the terms of each class expiring in a different year. The first such meeting is the 1998 Annual Meeting and, therefore, the Company's Board of Directors will be divided into three classes as described in this Proxy Statement.

     It is intended that valid proxies received will be voted, unless contrary instructions are given, to elect the five nominees named in the following table to the respective class of directorship indicated therein. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that the Company does not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by the Board of Directors, to the extent consistent with the Company's Certificate of Incorporation and its By-Laws.

     Each of the five nominees for director to be elected by the holders of Common Stock is currently a member of the Board of Directors. If elected, each such nominee will hold office until the Annual Meeting of Stockholders as specified in the following table and until his or her respective successor is duly elected and qualified.


Name                               Age      Director Since     Positions with the Company             Committees
-------------------------------  -------   -----------------   ------------------------------------   ----------------

Nominees for Directors to
Hold Office Until 1999
-------------------------------

Evan M. Bishop                      43           1981          Director, Functional
                                                               Architect/Manufacturing

Nominees for Directors to
Hold Office Until 2000
-------------------------------

Karl F. Lopker                      46           1981          Director, Chief Executive              Audit (Ex Officio)
                                                               Officer                                Compensation

Pamela M. Lopker                    43           1979          Director, Chairman of the
                                                               Board and President

Nominee for Director to
Hold Office Until 2001
------------------------------
Peter R. Van Cuylenburg             49           1997          Director                               Audit,
                                                                                                      Compensation

Koh Boon Hwee                       47           1997          Director                               Audit,
                                                                                                      Compensation


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE INCUMBENT DIRECTORS IDENTIFIED ABOVE.

Information Concerning the Incumbent Directors and Nominees for Election

     Set forth below is information with respect to the individuals who are nominees for election to the Board of Directors of the Company who all standing for election at the Annual Meeting.

  Nominee for Election as Director to Hold Office Until the 1999 Annual Meeting of Stockholders

     EVAN M. BISHOP

     Evan M. Bishop has served the Company as a Director since joining QAD in 1981. Mr. Bishop currently also holds the position of Functional Architect/Manufacturing. Mr. Bishop is certified in Production and Inventory Management by the American Production and Inventory Control Society. Mr. Bishop holds a Bachelor of Arts degree in Mathematics and Economics from the University of California at Santa Barbara.

  Nominees for Election as Directors to Hold Office Until the 2000 Annual Meeting of Stockholders

     KARL F. LOPKER

     Karl F.  Lopker  has  served  as  Director,  Chief  Executive  Officer  and
Secretary since joining the Company in 1981. Mr. Lopker was founder and President of Deckers Outdoor Corporation from 1973 to 1981, where he currently serves as a Director. Mr. Lopker is certified in Production and Inventory Management at the Fellow level by the American Production and Inventory Control Society. Mr. Lopker studied Electrical Engineering and Computer Science at the University of California at Santa Barbara. Mr. Lopker and Pamela Lopker are married.

     PAMELA M. LOPKER

     Pamela M. Lopker founded the Company in 1979 and has been its Chairman of the Board and President since inception. Prior to founding the Company, Ms. Lopker served as Senior Systems Analyst for Comtek Research from 1977 to 1979. Ms. Lopker is certified in Production and Inventory Management by the American Production and Inventory Control Society. Ms. Lopker earned a Bachelor of Arts degree in Mathematics from the University of California at Santa Barbara. Ms. Lopker and Karl Lopker are married.

  Nominees for Election as Directors to Hold Office Until the 2001 Annual Meeting of Stockholders

     KOH BOON HWEE

     Koh Boon Hwee was appointed an outside director in September 1997. Mr. Koh currently serves as Executive Chairman of Singapore-based Wuthelam Group, a diversified holding company whose core businesses include electronics manufacturing; paints, coating and chemicals; real estate development and management, and private direct investments. Mr. Koh also serves as Chairman of Singapore Telecom, Singapore Post and the Council of the Nanyang Technological University. He serves on the boards of several other statutory and public organizations including the Securities Industry Council, the Institute of Policy Studies, Singapore International Foundation and the Singapore-U.S. Business Council.

     PETER R. VAN CUYLENBURG

     Peter R. Van Cuylenburg was appointed an outside Director in November 1997. Mr. Van Cuylenburg is the president of Quantum Corporation's Specialty Storage Products Group, based in Milpitas, California and he also serves on the board of directors of Dynatech Corporation and Mitel Corporation. Past board memberships include NeXT Computer and Cable and Wireless, plc. Mr. Van Cuylenburg's career includes executive posts at Xerox Corporation, NeXT Computer, Inc., Cable and Wireless, plc., and Texas Instruments, in the U.K., U.S. and France. Mr. Van Cuylenburg holds a Diploma in Electrical Engineering from Bristol Polytechnic and an Honorary Doctorate of Technology from Bristol Polytechnic.

Compensation of Directors

     Directors are reimbursed for direct expenses relating to their activities as members of the Board of Directors. Pursuant to the Company's 1997 Stock Incentive Program, directors are eligible to participate in the Company's
Nonqualified Stock Option Plan and directors who are not employees of the Company may participate in the Company's Non-Employee Director Stock Option Plan. Upon joining the Company in 1997, each Mr. Koh and Mr. Van Cuylenburg were granted by the Board of Directors a nonqualified stock option for 15,000 Shares of the Company's Common Stock. The Company also committed to grant to Mr. Koh and Mr. Van Cuylenburg two additional options, each to acquire 7,500 shares of the Company's Common Stock (for a total additional 15,000 shares to each). The grant date of the first 15,000 share option to each director was the date of such director's appointment to the Board of Directors or their retention by the Company as a consultant, whichever was earlier. The grant date of the second option will be the first anniversary of each director's appointment as a director and the grant date of the third option will be the second anniversary of such appointment, provided the grantee continues to be a director on such dates. All such options vest in four equal installments on each of the first through fourth anniversaries of the respective grant date. It is the Company's intention to continue to make appropriate awards under the 1997 Stock Incentive Program to each non-employee director upon such person's election to the Board.

Board of Directors and Board Committees

     During fiscal 1998, the Board of Directors held two regularly scheduled and special meetings and acted by unanimous written consent on 36 occasions. During fiscal 1998, all directors attended at least seventy-five percent (75%) of the meetings of the Company's Board of Directors during the time when they were a member and of the meetings of committees thereof of which they were a member. In addition to attending meetings, directors also discharge their responsibilities by review of Company reports to directors, visits to Company facilities, correspondence and telephone conferences with the Company's executive officers and others regarding matters of interest and concern to the Company.

     The Board of Directors has standing Audit and Compensation committees. All committees report their activities, actions and recommendations to the Board of Directors, as appropriate.

     Audit Committee

     Messrs. Koh, Van Cuylenburg and Lopker (ex officio) currently are members of the Audit Committee. The Audit Committee: reviews with the Company's management, the internal auditors and the independent auditors the Company's policies and procedures with respect to internal controls; reviews significant accounting matters; approves the audited financial statements prior to public distribution; approves any significant changes in the Company's accounting principles or financial reporting practices; reviews independent auditor services; and recommends to the Board of Directors the firm of independent auditors to audit the Company's consolidated financial statements. From the formation of the Audit Committee in December 1997 to the end of the fiscal year, the Audit Committee did not meet or act by written consent.

     Compensation Committee

     Messrs. Koh, Van Cuylenburg and Lopker currently are members of the Compensation Committee. The Compensation Committee: recommends to the Board of Directors the compensation and cash bonus opportunities based on the achievement of objectives set by the Compensation Committee with respect to the Chairman of the Board of Directors and President, the Chief Executive Officer and other executive officers; administers the Company's compensation plans for the same executives; determines equity compensation for all employees; reviews and approves the cash compensation and bonus objectives recommended by the Chairman of the Board of Directors and President and the Chief Executive Officer for the other executive officers of the Company; and reviews various matters relating to employee compensation and benefits. Mr. Lopker is recused from all matters involving the Chairman of the Board and President and the Chief Executive Officer and does not participate in administration of the 1997 Stock Incentive Program. A sub-committee of the Compensation Committee composed of Messrs. Koh and Van Cuylenburg administers, and makes all ongoing determinations concerning matters relevant to, the Company's 1997 Stock Incentive Program. The Compensation Committee (including for purposes of administering the 1997 Stock Incentive Program) held meetings or acted by unanimous written consent on two occasions during fiscal 1998.

     Compensation Committee Interlocks and Insider Participation

     Messrs. Koh, Van Cuylenburg and Lopker currently are members of the Compensation Committee. Mr. Lopker is the Chief Executive Officer of the Company. No other interlocking relationships exist between the Company's Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee believes that the compensation levels of the Company's executive officers, who provide leadership and strategic direction for the Company, should consist of (i) base salaries that are commensurate with executives of other comparable software companies and (ii) cash bonus opportunities based on achievement of objectives set by the Compensation Committee with respect to the Chairman and the President and the Chief Executive Officer and set by such officers, in consultation with the Compensation Committee, with respect to the other executive officers of the Company. The Compensation Committee also believes that it is important to provide the Company's executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in the performance of the Company's Common Stock, thereby aligning management's interest with those of the Company's stockholders.

     The Compensation Committee considers the following factors (ranked in order of importance) when determining compensation of executive officers: (i) the Company's performance measured by attainment of specific strategic objectives and operating results, (ii) the individual performance of each executive officer including the achievement by the executive (or such executive's functional group) of identified goals, and (iii) historical cash and equity compensation levels.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1,000,000 paid to such a company's chief executive officer and its four other most highly compensated executive officers, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The Company's 1997 Stock Incentive Program includes provisions which will enable the Company to meet those requirements if it becomes necessary. Because the Compensation Committee has not yet been and does not anticipate being faced in the near future with compensation levels that are affected by Section 162(m), the Compensation Committee has not yet determined that meeting such requirements will necessarily be in the best interest of the Company.

     Cash Compensation

     The salaries of certain executive officers were initially set by their respective employment agreements, which provide that the Company may increase such executive officer's base salary throughout the term or any renewal term thereof. Each such agreement is consistent with the Company's compensation policy as set forth herein.

     As stated above, the compensation of executive officers is also based in part upon individual performance and comparative industry compensation levels. Early in each year, a performance plan is established. Each such annual plan sets forth overall goals to be achieved by the Company, as well as specific performance goals to be achieved by each of its executive officers according to his or her duties and responsibilities, for the relevant year. Because the Compensation Committee did not exist until late into fiscal 1998, the
Compensation Committee did not have a role in setting compensation policy for fiscal 1998. For fiscal 1999, the Compensation Committee anticipates the overall goals will include (i) the meeting of targets relating to the gross sales of new software licenses, (ii) the meeting of targets relating to gross maintenance revenues, (iii) the meeting of targets relating to new customers in each of the Company's targeted vertical markets and to additional sales to existing customers in each of such vertical markets industry-specific, (iv) acquisitions of technologies and businesses consistent with the Company's business and product goals and the successful integration of such acquired businesses and technologies, (v) the enhancement of strategic relationships, (vi) the meeting of cash flow, expense, and other budgetary targets and (vii) the achievement of appreciation in the Company's stock price.

     The base salaries of each of the executive officers identified below were either set by, or determined by reference to, such executives' compensation with the Company prior to the Company's initial public offering or the terms of such executive's initial hiring by the Company if after the Company's initial public offering. Bonus compensation for such executives was determined based on a formula that ties the target bonus objective (which in most instances is established as a percentage of base salary) to the achievement by the Company of overall corporate goals (all of which were met or exceeded in fiscal 1998) and to the achievement of specified individual or functional area goals. Under this formula, the executive officers' bonus amounts could be greater or less than the target bonus objective based on the Company's and the executives' performance against such goals. Applying these standards, in fiscal 1998, Ms. Lopker received a bonus in the amount of $49,574, Ms. Foley received a bonus in the amount of $125,658, Mr. Niedzielski received a bonus in the amount of $54,000, Mr. Anderson received a bonus in the amount of $43,500 and Ms. Biddison received a bonus in the amount of $29,800. Other executive officers of the Company received salary increases and bonuses based on their achievement of overall corporate goals and individual and functional area goals during fiscal 1998. On average, the

Compensation Committee believes the cash compensation for executive officers of the Company is comparable to industry salary and bonus levels.

     Equity Compensation

     The full Board of Directors and, upon formation of the Compensation Committee, the non-employee members of the Compensation Committee administer and authorize all grants and awards made under the 1997 Stock Incentive Program. In some instances, awards are authorized for new employees as incentives to join the Company. In determining whether and in what amount to grant stock options or other equity compensation to the Company's executive officers in fiscal 1998, the Board of Directors or the non-employee members of the Compensation Committee considered the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each of the Company's executive officers. The Compensation Committee believes that continued grants of equity compensation to key executives is an important tool to retain and motivate exceptionally talented executives who are necessary to achieve the Company's long-term goals, especially at a time of significant growth and competition in the Company's industry.

     During fiscal 1998, the Board of Directors or non-employee members of the Compensation Committee approved grants of equity compensation to the executive officers named in the Summary Compensation Table below who received grants and approved grants of equity compensation to certain of the other executive officers of the Company, consistent with the Board of Directors' and Compensation Committee's overarching policy of granting equity compensation to key executives and to the Company's employees in general.

     During fiscal 1998 following the Company's initial public offering the Compensation Committee was composed of three voting members. During fiscal 1998, the voting members of the Compensation Committee were Messrs. Koh, Van Cuylenburg and Lopker.

                                      The Compensation Committee

                                      Koh Boon Hwee
                                      Peter R. Van Cuylenburg
                                      Karl F. Lopker

Executive Compensation

     The following table and discussion summarizes the compensation of the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company during fiscal 1998 (the "Named
Executive Officers") for the years indicated during which such person was employed by the Company.


                                                   SUMMARY COMPENSATION TABLE

                                                                                                  Long-Term
                                                                                                 Compensation
                                                                                               -----------------
                                                    Annual Compensation                             Awards
                                  --------------------------------------------------------     -----------------
                                                                                Other
                                                                                Annual             Restricted
Name and                          Fiscal       Salary          Bonus         Compensation            Stock              All Other
Principal Position                 Year         ($)             ($)            ($)(1)              Awards ($)         Compensation
------------------------------    -------    ----------     -----------    ---------------     -----------------    ----------------


Pamela M. Lopker
  Chairman of the Board and        1998        162,500          49,574            3,322                    --               3,100
  President                        1997        170,236          83,902               --                    --                  --

Karl F. Lopker                     1998        162,500              --            2,731                    --                  --
  Chief Executive Officer          1997        166,561         127,143               --                    --                  --

Rita V. Foley(4)
  Executive Vice President,
  Sales and Marketing              1998        121,174         125,658               --                    --              37,352

Vincent P. Niedzielski
  Executive Vice President,        1998        245,000          54,000            1,762                    --              13,235
  Research & Development           1997        205,857              --               --               190,500(5)               --

Barry R. Anderson(2)
  Vice President,
  Administration                   1998        134,750          43,500(3)         3,164                    --              10,145

Margaret A. Biddison
  Vice President, Global           1998        155,000          29,800            3,351                    --                  --
  Marketing                        1997        136,660          31,116               --               952,500(5)               --

---------------

(1) "Other Annual Compensation" comprises the Company's contributions to the Company's Section 401(k) Plan and profit sharing plan on behalf of the Named Executive Officers.

(2)  Mr.  Anderson  joined  the  Company  on  April  1,  1997;  therefore,   the
     compensation received by him for fiscal 1998 is for the 10-month period ended January 31, 1998.

(3) Does not include a loan in the amount of $77,728, which is subject to forgiveness over a three-year period. None of the loan was forgiven in fiscal 1998, and, correspondingly, no compensation is reflected in the table.

(4) Ms. Foley joined the Company on August 4, 1997; therefore, the compensation received by her for fiscal 1998 is for the six-month period ended January 31, 1998.

(5) The restricted stock granted to Ms. Biddison and Mr. Niedzielski vests ratably over a five-year period, with the first shares having vested in January 1998.

Option Grants in Fiscal 1998

     The following table sets forth certain information concerning options to purchase Common Stock that were granted in fiscal 1998 to the Named Executive Officers. The Company did not grant SARs in fiscal 1998.

                                            OPTION GRANTS IN LAST FISCAL YEAR

                                               Percent of
                              Number of           Total
                             Securities          Options           Exercise
                             Underlying        Granted to          Or Base                            Grant Date
Name and                       Options          Employees           Price          Expiration          Present
Principal Position           Granted (1)       In FY 1998         ($/Share)           Date          Value ($) (2)
------------------------    --------------    --------------     -------------    -------------     ---------------

Karl F. Lopker                       --               --                 --               --                  --
Pamela M. Lopker                     --               --                 --               --                  --
Rita V. Foley                   200,000           10.52%             $15.00           8/6/07          $1,467,755
Vincent P. Niedzielski           80,000            4.21%             $15.00           2/1/07            $587,102
Barry R. Anderson                50,000                              $15.00           4/1/07            $366,939
                                 10,000            3.16%(3)         $11.875         12/18/05             $58,099
Margaret A. Biddison                 --               --                 --               --                  --


---------------

(1) Mr. Niedzielski's options vest in three annual increments, one third on each of the first through third anniversaries of the date of grant, and expire in ten years. Mr. Anderson's 50,000-share option grant vests in five annual increments, 20% on each of the first through fifth anniversaries of the date of grant, and expires in ten years; his 10,000-share option grant vests in four annual increments, 25% on each of the first through fourth anniversaries of the date of grant, and expires in eight years. Ms. Foley's options vest in five annual increments, 20% on each of the first through fifth anniversaries of the date of grant, and expire in ten years. All other granted options vest in four annual increments, 25% on each of the first through fourth anniversaries of the date of grant, and expire in eight years.

(2) The fair value of each option grant is estimated on the date of grant using the Black-Scholes model of option valuation to determine grant date fair value, as prescribed under Statement of Financial Accounting Standards No. 123 (SFAS No. 123), Accounting for Stock-Based Compensation, with the following assumptions:

       Expected stock price volatility                                 46%
       Risk-free interest rate                                         6.5%
       Expected life of options                                      5 years
       Expected dividend yield                                        0.00%

     The Company's stock options currently are not transferable, and the actual value of the stock options that an employee may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The Company has based its assumption for stock price volatility on the variance of weekly closing prices of the Company's stock from its initial public offering date to the present. The risk-free rate of return used equals the average yield on ten-year zero coupon U.S. Treasury issues for fiscal year 1998. No discount was applied to the value of the grants for non-transferability, and risk of forfeiture was accounted for in the expected life of the options.

(3)  Represents the combined percentage for both grants.

Option Exercises in Fiscal 1998 and Year-End Values

     The following table sets forth information concerning the exercise by the Named Executive Officers of options to purchase Common Stock during fiscal 1998 and unexercised options to purchase Common Stock held by the Named Executive Officers as of January 31, 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                                                                               Value of
                                                                    Number of Securities                     Unexercised
                                  Shares                           Underlying Unexercised                   In-The-Money
                                 Acquired          Value                Options/SARs                        Options/SARs
                                on Exercise       Realized            At Fiscal Year-End                  At Fiscal Year-End
Name                               (#)              ($)                      (#)                                 ($)
--------------------------    ---------------    ----------    --------------------------------    --------------------------------
                                                                Exercisable     Unexercisable      Exercisable      Unexercisable
                                                               ------------    ---------------     -------------    ---------------

Karl F. Lopker                      --               --              --                --                --               --
Pamela M. Lopker                    --               --              --                --                --               --
Rita V. Foley                       --               --              --             200,000              --               --
Vincent P.  Niedzielski             --               --              --              80,000              --               --
Barry R. Anderson                   --               --              --              60,000              --            $27,500
Margaret A. Biddison                --               --              --                --                --               --

__________________

(1) The value realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the closing price of Common Stock as reported by the Nasdaq Stock Market, Inc. for the exercise date) over the relevant exercise price(s).

(2) The value of the in-the-money options is based on the closing price of the Company's Common Stock as reported by the Nasdaq Stock Market, Inc. January 31, 1998, which was $14.625 per share, less the aggregate exercise price, times the aggregate number of shares issuable pursuant to such options.

Employment Agreements and Change of Control Arrangements

     None of the Company's executive officers has employment or severance arrangements with the Company.

Certain Transactions

     In 1994, the Company awarded 8,600 restricted shares to Margaret A. Biddison in connection with the commencement of her employment. Under the Company's 1994 Stock Compensation Plan, Ms. Biddison was awarded 23,800 and 100,000 restricted shares during the one month ended January 31, 1996 and the fiscal year ended January 31, 1997, respectively. Also under the 1994 Stock Compensation Plan, Vincent P. Niedzielski was awarded 20,000 restricted shares during the fiscal year ended January 31, 1997. In connection with the hiring of Barry Anderson in fiscal 1998, the Company made a loan to him in the amount of $77,728. The loan is subject to forgiveness over a three-year period, provided Mr. Anderson remains employed by the Company. None of the principal of the loan was forgiven in fiscal 1998.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                            AND MANAGEMENT OWNERSHIP

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 11, 1998, by (i) each person who is known by the Company to own beneficially five percent or more of the Company's Common Stock, (ii) each of the Company's directors and Named Executive Officers and (iii) all current directors and executive officers as a group. The percentage ownership figures set forth in the table are calculated on the basis of the number of shares of Common Stock outstanding as of May 11, 1998.


            Name of                   Amount and Nature of
        Beneficial Owner             Beneficial Ownership(1)              Percent of Class
-----------------------------      --------------------------           -------------------
Pamela M. Lopker                               18,873,800 (2)                  64.7%
Karl F. Lopker                                 18,873,800 (2)                  64.7%
Evan M. Bishop                                    791,000                       2.7%
Koh Boon Hwee                                          --                         *
Peter R. Van Cuylenburg                                --                         *
Albert J. Moyer                                    21,000                         *
Rita V. Foley                                       1,112                         *
Vincent P. Niedzielski                             38,667                         *
Barry R. Anderson                                  15,588                         *
All Directors and
Executive Officers
  As a Group (9 persons)                       19,741,167                       67.7%
__________________

*    Less than 1 percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following May 11, 1998 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name.

(2) All shares are held jointly by Pamela and Karl Lopker, except that 680,092 shares are held in trust for the Lopkers' minor children and 12,000 shares are held in a charitable remainder trust. Pamela and Karl Lopker act as joint trustees of the trusts. An additional 61,000 shares are held by a charitable foundation of which the Lopkers are officers.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Composite Index and the BARS Software Index for the period beginning August 5, 1997 and ending January 31, 1998. The graph assumes that $100 was invested on the date of the Company's initial public offering and that all dividends are reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                   AMONG QAD INC., THE NASDAQ COMPOSITE INDEX,
              AND THE BANCAMERICA ROBERTSON STEPHENS SOFTWARE INDEX


                               [PERGORMANCE GRAPH]



      Measurement Periods                               Nasdaq             BARS
   (Months During Fiscal Year                         Composite          Software
         1998 Covered)                QAD Inc.          Index             Index
-------------------------------    -------------    --------------    --------------
08/05/97                               100.00           100.00            100.00
08/29/97                               140.00            97.52            100.30
09/30/97                               120.00           104.53            102.80
10/31/97                                93.33            96.85             98.97
11/28/97                               105.00            98.33             99.28
12/31/97                                80.83            96.52             95.41
01/30/98                                98.33            99.87             97.33


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC and Nasdaq. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received or written representations from Reporting

Persons, with the exception of Evan Bishop and Koh Boon Hwee who did not timely file a Form 3 and a Form 5, respectively, with respect to exempt option grants, the Company believes that, with respect to the fiscal year ended January 31, 1998, all the Reporting Persons complied with all applicable filing requirements of Section 16(a).

                        SELECTION OF INDEPENDENT AUDITORS
                                    (ITEM II)

     A proposal will be presented at the Annual Meeting to ratify the appointment of the firm of KPMG Peat Marwick LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending January 31, 1999. Although such ratification is not required by law, the Board of Directors believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors would be considered by the Board in determining whether to continue the engagement of KPMG Peat Marwick LLP. It is expected that representatives of KPMG Peat Marwick LLP will attend the Annual Meeting, have the opportunity to make a statement if they so desire, and be available to answer appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1999.

                                  ANNUAL REPORT

     The Company's 1998 Annual Report to Stockholders, including financial statements for the year ended January 31, 1998, is being distributed to all stockholders of the Company together with this Proxy Statement, in satisfaction of the requirements of the Commission. Additional copies of such report are available upon request. To obtain additional copies of such Annual Report, please contact the Company's Investor Relations Department at (805) 566-5139.

                       EXPENSE OF SOLICITATION OF PROXIES

     The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, solicitations may also be made by telephone, telecopy or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing. Officers and other employees of the Company, as yet undesignated, may also request the return of proxies by telephone, telecopy or in person.

                                 OTHER BUSINESS

     It is not anticipated that any other matters will be brought before the Annual Meeting for action. If any such other matters shall properly come before the Annual Meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any stockholder of the Company who wishes to present a proposal for the inclusion in the proxy statement for action at the 1999 Annual Meeting of Stockholders must comply with the Company's Certificate of Incorporation and By-Laws and the rules and regulations of the Commission then in effect. To be considered for inclusion in next year's proxy statement, such a proposal must be mailed to the Company at its offices at 6450 Via Real,

Carpinteria, California 93013, Attention: Corporate Secretary, and must be received by the Company not later than January 31, 1999

                                    IMPORTANT

     TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, THE COMPANY URGES YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.


                                               QAD Inc.


June 2, 1998

                                    QAD INC.
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 30, 1998
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF QAD INC. The undersigned hereby appoints Pamela M. Lopker, Karl. F. Lopker and A.J. Moyer, and each of them, as Proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated below and in accordance with their judgment upon any other matter properly presented, all the shares of Common Stock, par value $0.001 per share (the "Common Stock"), of QAD Inc. (the "Company") held of record by the undersigned at the close of business on May 11, 1998, at the Annual Meeting of Stockholders to be held on June 30, 1998 or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS OF THE COMPANY AND FOR RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1999.

Should any nominee decline or be unable to accept such nomination to serve as a director, an event that the Company does not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number or for substitute nominees designated by the Board of Directors.

[X]      Please mark your votes as indicated in this example.

IMPORTANT

TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, THE COMPANY URGES YOU TO PLEASE CMOPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein and FOR Item 2.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


                          QAD INC. 1998 ANNUAL MEETING

1.   ELECTION OF DIRECTORS:
     (to serve until the respective Annual Meeting of Stockholders indicated).

     Nominees: To serve until 1999 Annual Meeting:   1.  Evan M. Bishop
               To serve until 2000 Annual Meeting:   2.  Karl F. Lopker
                                                     3.  Pamela M. Lopker
               To serve until 2001 Annual Meeting:   4.  Peter R. Van Cuylenburg
                                                     5.  Koh Boon Hwee

     /__ /      FOR all nominees                /___/   WITHHOLD AUTHORITY
                listed to the left (except              to vote for all nominees
                as specified below)                     listed to the left.

     (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
                                             ___________________________________
                                             /                                 /
                                             /_________________________________/

2. The proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's Independent auditors for fiscal year 1999.

                                             [ ] FOR [ ] AGAINST [ ] ABSTAIN


Check appropriate box        Date_____________________             NO. OF SHARES
Indicates changes below:
Address Change?   [  ]   Name Change?  [  ]

                             [  ]   Please check this box
                                    if you plan to attend
                                    the Annual Meeting.
                                    Number of persons
                                    Attending: ______.
                                 _______________________________________
                                 /                                      /
                                 /                                      /
                                 /______________________________________/

                    Signature(s) in Box Please sign your name as it appears in the box. When shares are held by joint tenants, both should sign. when signing as attorney, executor, administrator, trustee or guardian, please give the full title or capacity. if a corporation, please sign in corporate name by an authorized officer and give title. if a partnership, please sign in partnership name by an authorized person.